Annual Report

INTERNATIONAL STOCK FUND

----------------
OCTOBER 31, 1999
----------------


[LOGO OF T. ROWE PRICE]

T. Rowe Price

   REPORT HIGHLIGHTS
   -----------------------------------------------------------------------------

   International Stock Fund

 . International stocks and the fund provided good results for the six months ended October 31 and excellent returns for the fiscal year.

 . The fund's returns of 5.96% and 20.67% for the 6- and 12-month periods, respectively, were somewhat behind the benchmarks due to an underweighting in Japan and our emphasis on growth over rebounding cyclical stocks in the first half.

 . Activity in overseas markets was driven by economic recovery, corporate restructuring, and merger and acquisition activity.

 .  The appreciation of the yen versus the dollar boosted returns for U.S.
   investors in Japanese stocks, while France and Sweden were stellar major market performers in Europe.

 . We are optimistic about prospects for Europe in particular and believe the fund is well positioned for continuing long-term growth.


UPDATES AVAILABLE

For updates on each fund following the end of every calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

International stocks and your fund made good progress during the six months ended October 31, 1999. During the first half of the fund's fiscal year, interest rate cuts by central banks, signs of international economic recovery, and an increase in investment overseas following the crises of mid-1998 drove markets sharply higher. More recently, however, prospects of stronger international economic growth sparked concerns about rising inflation, and returns moderated from their earlier pace.

Your fund provided good returns for the past six months, and strong results for the fiscal year ended October 31. Performance trailed that of the MSCI EAFE Index and the Lipper International Funds Average for both periods. The somewhat weaker relative results were due to our comparatively underweighted position in Japan and to lagging performance in the traditional growth sectors in which the fund invests. During the first half of our fiscal year, an upswing in the economic cycle favored more attractively valued cyclical and value stocks, which are not our primary focus. However, as concerns about rising interest rates emerged in recent months, the performance of growth stocks began to improve.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Periods Ended 10/31/99                          6 Months          12 Months
--------------------------------------------------------------------------------
International Stock Fund                          5.96%             20.67%
 ................................................................................
MSCI EAFE Index                                   6.87              23.37
 ................................................................................
Lipper International
Funds Average                                     8.96              25.53
 ................................................................................

The major factors stimulating international markets were more vigorous international growth and demand, as well as high levels of mergers, acquisitions, and corporate restructuring. Europe benefited from an impressive volume of corporate activity and restructuring as industry consolidation accelerated. Merger activity so far this year was over $1 trillion compared with the previous record of $870 billion in 1998.

The long-awaited economic upturn in Japan helped propel the yen up 14% versus the U.S. dollar during the past six months, enhancing returns for U.S. investors in that market. Japan also enjoyed better-than-expected economic performance and an unprecedented level of

--------------------------------------------
THE SECTOR FACTOR IN INTERNATIONAL INVESTING
--------------------------------------------------------------------------------

Computer chips made in Ireland. Hollywood animation--from India. Internet venture capitalists from Japan. Companies today have growth opportunities, labor pools, competitive threats, acquisition targets, and potential suitors all over the world.

International investing is no longer just a matter of having local expertise in global markets. Today's investor needs to be aware of global industry trends in addition to local realities. For the past 20 years, T. Rowe Price and its international investing arm, Rowe Price-Fleming International, have participated in the evolution of this new global marketplace and have evolved with it. Rowe Price-Fleming's international sector team works in concert with our regional portfolio managers, looking at cross-border trends that can create opportunities and risks in industries such as technology, pharmaceuticals, and financial services.

Nowhere is this global sector imperative more evident than in telecommunications. Telecom firms need global scale to compete, and their fortunes are no longer exclusively tied to local or even regional factors. Hence Deutsche Telekom's unsuccessful bid for Telecom Italia, and the bid by Germany's Mannesmann for U.K. wireless phone company Orange.

The chart below shows that global sector factors are growing increasingly important to the direction of stock prices. In the case of Telecom Italia, the chart shows that the correlation of its stock price to the global telecom sector (blue bar) rose significantly in 1997-98. (Data from the two years is averaged together.) The gray bar shows that during this period the stock's correlation to the Italian market declined. The examples of ING Groep and Societe Generale show that while their stock prices became modestly more correlated to their local markets, they became even more correlated to other global financial concerns.

"We have sharpened our understanding of global trends that drive stock prices in the longer term, because we've got to be totally on top of the competitive forces affecting returns at different companies," said John Ford, chief investment officer at Rowe Price-Fleming. "For example, what is the relative attractiveness of a Denso in Japan compared with another auto components company such as Valeo in France? We've got to be aware of cross-border valuations and industry trends."

Of course, local factors still dominate the outlook for some companies. The task for the informed international investor is to appreciate both the global and the local influences. Rowe Price-Fleming International, with its experienced team of investment professionals worldwide, is as well positioned as ever to find the best investment opportunities for you.

        INFLUENCE OF GLOBALIZATION ON STOCKS
        ------------------------------------------
        (Average Changes in Correlation 1997-1998)

                                     Industry Effect    Country Effect
                                     ---------------    --------------

        Daimler Chrysler (Germany)         0.08              -0.16
        Societe Generale (France)          0.28                0.1
        ING Groep (Netherlands)             0.3                0.1
        Telecom Italia (Italy)             0.28              -0.02

        Source: Goldman Sachs
company restructuring. However, the sharp rise of the yen led to concerns that Japan's exports would be hurt, hindering the economic recovery. Elsewhere in Asia, economies improved more vigorously and steps toward structural reform, although tentative, were implemented. Weakness in Latin American markets reflected concerns about the region's large fiscal deficits, rising U.S. interest rates, and political uncertainties.

INVESTMENT REVIEW

At the end of October, the portfolio's allocation to Europe represented 64% of net assets, down from 70% in April, while 22% was invested in Japan, up from 17% -- primarily a result of varying regional performance. Within Europe, the U.K. was the largest country exposure at 17% of net assets. Despite these changes, the fund is still underweighted in Japan relative to the MSCI EAFE Index. Regarding individual purchases, we focused on companies and sectors that we expect to benefit from the expansion and integration of the Internet and telecommunications arenas.

Europe

Rising U.S. interest rates and the large number of initial public offerings inhibited European equity market performance somewhat during the past six months. However, economic recovery became clearly visible as exports, industrial production, and business confidence picked up across the region, while consumer confidence remained robust. The decline of the euro (the currency of the 11 Eurozone countries introduced in January) versus the dollar through the first seven months of 1999 moderated recently

------------------
MARKET PERFORMANCE
--------------------------------------------------------------------------------

Six Months                        Local          Local Currency           U.S.
Ended 10/31/99                 Currency        vs. U.S. Dollars        Dollars
--------------------------------------------------------------------------------
France                            12.67%                  -0.65%         11.94%
 ................................................................................
Germany                            4.10                   -0.65           3.42
 ................................................................................
Hong Kong                         -0.30                   -0.25          -0.54
 ................................................................................
Italy                             -8.74                   -0.65          -9.34
 ................................................................................
Japan                              9.18                   14.38          24.88
 ................................................................................
Mexico                            -0.84                   -3.05          -3.86
 ................................................................................
Netherlands                        0.47                   -0.65          -0.19
 ................................................................................
Norway                            -1.14                   -0.74          -1.87
 ................................................................................
Sweden                            20.80                    2.10          23.33
 ................................................................................
Switzerland                       -1.21                   -0.08          -1.28
 ................................................................................
United Kingdom                    -4.84                    1.92          -3.02
 ................................................................................

Source: RIMES Online, using MSCI indices.

as economies strengthened. Inflation in the Eurozone and the U.K. was restrained.

European governments are working toward reforms that will improve labor market flexibility and reduce social security and tax costs for companies; the Netherlands and the U.K. have been leading the way. The euro has made cost comparisons across Europe easier, introducing competitive pressure among countries keen to attract business investment.

--------------------------------------------------------------------------------
DEREGULATION AND THE NEED TO RAISE SHAREHOLDER VALUE CONTINUED TO DRIVE COMPANIES TO RESTRUCTURE INTERNALLY, DIVEST NON-CORE BUSINESSES, AND MERGE WITH OR ACQUIRE OTHER COMPANIES.
--------------------------------------------------------------------------------

Deregulation and the need to raise shareholder value continued to drive companies to restructure internally, divest noncore businesses, and merge with or acquire other companies. European businesses are now taking bold restructuring steps previously witnessed only in the U.S. A large proportion of European mergers and acquisitions were part of the increase in industry consolidation, which was greatest in banking but also affected the energy, telecom, and retailing sectors. Telecommunications and electricity prices fell markedly as price supports and barriers to competition were reduced.

In Germany, economic recovery became more evident during the past six months, boosting prospects for the entire region as Germany accounts for about 30% of Eurozone GDP. The proposed budget reflects the government's determination to reduce spending and relieve the corporate sector of tax and social security costs. Despite resistance from trade unions, opposition parties, and liberal members of the governing party, it appears that compromises will be reached. Companies that are restructuring include Gehe (pharmaceutical retailer and wholesaler), which is spinning off its mail order clothing business, and conglomerate Mannesmann, which plans to split its industrial and telecom businesses into separate companies. Mannesmann aims to boost its position as the largest mobile phone operator in Europe by acquiring control of British mobile telecom Orange. Two of Germany's largest utilities, Veba and Viag, announced a merger prompted by declining electricity prices. Deutsche Bank, Dresdner Bank, Commerzbank, and Bayerische Vereinsbank admitted they were involved in merger discussions with one another and with other European banks.

France was the strongest market within the Eurozone during the six-month period. Its economic recovery, robust consumer sector, relative absence of political tension, and a large amount of merger and acquisition activity stimulated the 12% stock market gain. In the banking sector, BNP won control of Paribas although it failed to acquire Societe Generale as well. In energy, Total Fina (a recent merger between French Total and Belgian Petrofina) is to acquire competitor Elf Aquitaine. Carrefour and Promodes, major supermarkets, announced a merger, creating the world's second-largest retailer after Wal-Mart.

In the Netherlands, earlier progress with structural reform of labor markets and taxation helped the economy remain strong. The nearly 30% rise in oil prices over the past six months, and progress in raising shareholder returns, boosted the performance of Royal Dutch Petroleum. Traditional publishing leaders Wolters Kluwer and Elsevier weakened as Internet applications expanded. Yet, both companies continue to invest heavily in electronics. We believe these companies will remain leading media providers as their distribution channels migrate to the Internet. Philips Electronics, like other technology holdings in Europe and Asia, strengthened due to growing international demand, particularly related to the Internet and mobile communications.

--------------------------
GEOGRAPHIC DIVERSIFICATION
--------------------------------------------------------------------------------

                                    [CHART]

Latin America          4%
Far East               7%
Japan                 22%
Other and Reserves     3%
Europe                64%

Based on net assets as of 10/31/99.

In Italy, weaker economic growth, higher inflation, and political conflict about cutting fiscal spending resulted in poor stock market results. Financial services companies have been consolidating. After insurer Assicurazioni Generali made a hostile bid for banking and insurance company INA (which had agreed to merge with bank Sanpaolo IMI), the two companies agreed to split INA's businesses between them. Unicredito Italiano is discussing an alliance with Spanish bank Banco Bilbao Vizcaya, which is merging with its Spanish competitor Argentaria Banca de Espana.

Sweden, not part of the Eurozone, was Europe's strongest major market with a better than 20% gain for the six months. A healthy economy and the strong performance of telecom equipment maker Ericsson, a global competitor, boosted the stock market. Within Scandinavia, banking consolidation will also take place. Swedish concern Nordbanken Holding has bid for Norway's second-largest bank Christiania. In addition, Sweden's largest bank SEB announced plans to acquire second tier German bank BfG, in which it previously held a significant stake.

With recovery strengthening in the U.K., the central bank reversed its June interest rate cut by increasing rates a quarter percentage point in September, even though inflation was below the target. Businesses took important steps to restructure. For example, engineering and food manufacturing company Tomkins announced plans to sell its food business. Consumer goods leader Unilever will slash its brands from 1,600 to 400 to focus on the global "power brands" that account for 90% of revenues and more of profits. Banks in the U.K. took a step toward consolidation as Bank of Scotland made a hostile bid for its larger rival, National Westminster Bank.

--------------------------------------------------------------------------------
IN JAPAN, STRONGER-THAN-EXPECTED ECONOMIC DATA AND INCREASED EVIDENCE OF CORPORATE RESTRUCTURING STIMULATED HEAVY FOREIGN BUYING AND PUSHED THE YEN UP SHARPLY.
--------------------------------------------------------------------------------

Far East
In Japan, stronger-than-expected economic data and increased evidence of corporate restructuring stimulated heavy foreign buying and pushed the yen up sharply. The Bank of Japan's quarterly surveys and industrial production figures reflected a healthier, but still weak, economy. Private consumption improved slightly, as did private sector capital expenditure. However, unemployment remained well above historic levels. The government has announced plans for more fiscal stimulation later this autumn, although there are limits to how much more it can do since the budget deficit is already close to 10% of GDP.

Investors were encouraged by positive corporate developments. U.K. telecom giant Cable & Wireless successfully outbid Nippon Telegraph & Telephone for Japanese carrier IDC, demonstrating the recent willingness of Japanese shareholders to vote for the highest bidder regardless of nationality. Other foreign inroads into Japanese telecommunications this year included British Telecom's and AT&T's 30% stake in

------------------------
INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------

                                                      Percent of Net Assets
                                                     4/30/99        10/31/99
--------------------------------------------------------------------------------
Services                                              30.4%           29.4%
 ................................................................................
Finance                                               21.5            20.3
 ................................................................................
Consumer Goods                                        20.8            19.7
 ................................................................................
Capital Equipment                                     12.2            16.4
 ................................................................................
Energy                                                 9.1             7.6
 ................................................................................
Materials                                              3.3             2.6
 ................................................................................
All Other                                              1.3             1.0
 ................................................................................
Reserves                                               1.4             3.0
--------------------------------------------------------------------------------
Total                                                100.0%          100.0%

Japan Telecom, and new positions taken by U.K.'s Vodafone Airtouch in regional mobile companies.

In other sectors, restructuring through collaboration demonstrated that some businesses are taking steps to improve returns. Notably, electronic giants NEC and Hitachi announced a joint venture to make memory chips. In August, news about the merger of three banks -- Dai-Ichi Kangyo, Fuji, and IBJ -- led to heavy buying of Japanese banks by foreign investors. Last year's government banking bill, tougher loan disclosure rules, and other measures have made the sector stronger. We added Sumitomo Bank to the portfolio because of the quality of its management and its increasing focus on shareholder value.

Concerns about rising U.S. interest rates weighed on markets in the region outside of Japan. Despite market weakness, Hong Kong's recovery took hold while China also reported improved economic data. With these markets subdued, both government and private companies felt the pressure to continue with their reforms and restructuring. Revenues at China Telecom are strong, and the company recently announced plans to buy additional mobile phone networks in China, which would make it one of the world's largest cellular phone operators. Other regional holdings include electronic component suppliers TSMC in Taiwan and Samsung Electronics in South Korea, both of which benefited from the upturn in regional demand.

Australia's economy slowed slightly but remained sound. Resources company Broken Hill Proprietary continued its ambitious rate of restructuring and announced plans to sell half its steel business in the next year as it focuses its range of activities. Commonwealth Bank of Australia and Westpac Bank are prospering due to the strong economy and their success in marketing asset management products.

Latin America
The 15% decline of the Brazilian real versus the dollar and, to a lesser extent, the Mexican peso's 3% fall hurt returns for U.S. investors. The real's nosedive reflected concern about political obstacles to fiscal reforms. Encouragingly, Brazil's short-term interest rates were reduced from 32% at the end of April to 19% at the end of October. Brazil also met quarterly IMF budget targets with the economy stronger and inflation lower than expected. However, policy changes to reduce fiscal spending in the longer term stalled.

--------------------------------------------------------------------------------
WE EXPECT FURTHER ECONOMIC RECOVERY TO BOOST EUROPEAN MARKETS, AND WE BELIEVE THE EURO WILL GAIN STRENGTH AGAINST THE DOLLAR AS WE ENTER 2000.
--------------------------------------------------------------------------------

In Mexico, the peso's dip retraced some of its 8% rise during the preceding six months. Mexico's economy surprised investors positively with stronger-than-expected economic growth and lower inflation. The 28% rise in oil prices during the past six months benefited Mexico's fiscal position. With an upcoming presidential election, Mexico secured a substantial line of credit from international agencies in the event of a financial crisis -- such as the one that was precipitated by the 1994 presidential election.

Our holdings in Latin America focus on large, blue chip companies with dominant market positions. Led by better management installed last spring, Brazilian energy company Petrol Brasileiros (Petrobras) has started to reduce lower margin businesses, cut costs, and set return targets. With production growth expected to rise quickly and more restructuring planned, Petrobras could see its earnings rise substantially. Leading Mexican telecom Telefonos de Mexico (Telmex) acquired a stake in Puerto Rican Telecommunications and began an alliance with U.S. giant SBC to develop voice and data services.

INVESTMENT POLICY AND OUTLOOK

We expect further economic recovery to boost European markets, and we believe the euro will gain strength against the dollar as we enter 2000. Short-term interest rates were recently raised by the European Central Bank, reversing cuts made earlier this year, and inflation appears likely to remain under control. The quest for shareholder value will continue to drive more businesses to restructure and reposition themselves in an expanding global economy.

In Japan, several economic indicators may continue to encourage investors. However, the yen is now strong enough to impede export growth, and the government's ability to provide further fiscal support may be restrained by growing budget deficits. We believe that further gains in the Japanese stock market could moderate until investors are convinced that enough company restructuring is being implemented to improve profitability.

Elsewhere in Asia we see economies improving further, although at less spectacular rates of growth than in the past. We believe recent market setbacks provide continued impetus for governments in South Korea, Singapore, and elsewhere to push ahead with much needed reforms. Steps taken so far have enhanced the prospects for economic and corporate earnings growth throughout the region, but more is needed.

Latin America is particularly sensitive to the direction of U.S. interest rates, although the region's economic outlook is otherwise somewhat better than in the recent past. Brazil needs more fiscal reforms to create a stable economy and Mexico's prosperity is reliant on conditions in the U.S. However, we believe the market has discounted many of these risks. The caliber of the larger Latin American companies is high, the potential for growth is strong, and stock valuations are attractive.

Overall, we believe the fund's country, stock, and sector allocations position it well for continued long-term growth.


Respectfully submitted,


/s/ Martin G. Wade

Martin G. Wade
President

November 19, 1999

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                     Percent of
                                                                     Net Assets
                                                                       10/31/99
--------------------------------------------------------------------------------

National Westminster Bank, United Kingdom                                  2.4%
 ................................................................................
Nokia, Finland                                                             1.6
 ................................................................................
Shell Transport & Trading, United Kingdom                                  1.5
 ................................................................................
Total, France                                                              1.5
 ................................................................................
Nestle, Switzerland                                                        1.5
--------------------------------------------------------------------------------

SmithKline Beecham, United Kingdom                                         1.5
 ................................................................................
Murata Manufacturing, Japan                                                1.5
 ................................................................................
ING Groep, Netherlands                                                     1.4
 ................................................................................
Wolters Kluwer, Netherlands                                                1.4
 ................................................................................
Glaxo Wellcome, United Kingdom                                             1.3
--------------------------------------------------------------------------------

Sony, Japan                                                                1.3
 ................................................................................
Nippon Telegraph & Telephone, Japan                                        1.3
 ................................................................................
Carrefour, France                                                          1.2
 ................................................................................
NEC, Japan                                                                 1.1
 ................................................................................
Vivendi, France                                                            1.1
--------------------------------------------------------------------------------

Novartis, Switzerland                                                      1.1
 ................................................................................
Diageo, United Kingdom                                                     1.1
 ................................................................................
Kingfisher, United Kingdom                                                 1.1
 ................................................................................
Mannesmann, Germany                                                        1.1
 ................................................................................
NTT Mobile Communications Network, Japan                                   1.1
--------------------------------------------------------------------------------

Fortis, Belgium/Netherlands                                                1.0
 ................................................................................
Telecom Italia Mobile, Italy                                               1.0
 ................................................................................
Hennes & Mauritz, Sweden                                                   0.9
 ................................................................................
Adecco, Switzerland                                                        0.9
 ................................................................................
Roche Holdings, Switzerland                                                0.9
--------------------------------------------------------------------------------

Total (excludes reserves)                                                 31.8%

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

   INTERNATIONAL STOCK FUND
   -----------------------------------------------------------------------------

                                 [LINE GRAPH]
                          Lipper International   International
         MSCI EAFE Index      Funds Average       Stock Fund
Oct-89     10,000               10,000              10,000
Oct-90      8,745               10,012              10,431
Oct-91      9,384               10,899              11,434
Oct-92      8,173               10,445              11,087
Oct-93     11,269               13,975              14,849
Oct-94     12,439               15,642              16,636
Oct-95     12,431               15,772              16,699
Oct-96     13,773               17,665              19,183
Oct-97     14,451               19,818              20,699
Oct-98     15,889               20,702              22,247
Oct-99     19,602               25,213              26,844


------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended 10/31/99         1 Year      3 Years     5 Years    10 Years
--------------------------------------------------------------------------------

International Stock Fund       20.67%       11.85%      10.04%      10.38%
 ................................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------


--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                Year
                               Ended
                            10/31/99   10/31/98  10/31/97  10/31/96  10/31/95
NET ASSET VALUE

Beginning of period        $   14.39   $  14.14  $  13.47  $  12.09   $ 12.84
                           ...................................................
Investment activities
  Net investment income         0.17       0.23      0.19      0.19      0.18
  Net realized and
  unrealized gain (loss)        2.71       0.77      0.86      1.57     (0.19)
                           ...................................................
  Total from
  investment activities         2.88       1.00      1.05      1.76     (0.01)
                           ...................................................
Distributions
  Net investment income        (0.22)     (0.20)    (0.18)    (0.18)    (0.12)
  Net realized gain            (0.35)     (0.55)    (0.20)    (0.20)    (0.62)
                           ...................................................
  Total distributions          (0.57)     (0.75)    (0.38)    (0.38)    (0.74)
                           ...................................................
NET ASSET VALUE
End of period              $   16.70   $  14.39  $  14.14  $  13.47   $ 12.09
                           ---------------------------------------------------

Ratios/Supplemental Data

Total return*                 20.67%      7.48%     7.90%     14.87%    0.38%
 ................................................................................
Ratio of total expenses to
average net assets             0.85%      0.85%     0.85%     0.88%     0.91%
 ................................................................................
Ratio of net investment
income to average
net assets                     1.05%      1.50%     1.33%     1.58%     1.56%
 ................................................................................
Portfolio turnover rate        17.6%      12.2%     15.8%     11.6%     17.8%
 ................................................................................
Net assets, end of period
(in millions)              $  10,615   $  9,537  $ 10,005  $  8,776   $ 6,386
 ................................................................................


*Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------
                                                                October 31, 1999


------------------------
PORTFOLIO OF INVESTMENTS                              Shares              Value
--------------------------------------------------------------------------------
                                                                   In thousands
ARGENTINA 0.3%

Common Stocks 0.3%

Banco de Galicia Buenos Aires (Class B) ADR (USD)    349,610      $       7,386
 ................................................................................
Banco Frances del Rio de la Plata ADR (USD)          351,620              7,692
 ................................................................................
Telefonica de Argentina (Class B) ADR (USD)          526,380             13,488
 ................................................................................
Total Argentina (Cost $27,594)                                           28,566
                                                                  ..............
AUSTRALIA 2.3%

Common Stocks 2.1%

Brambles                                             698,000             19,630
 ................................................................................
Broken Hill Proprietary                            1,290,966             13,342
 ................................................................................
Colonial Limited                                   6,314,030             23,233
 ................................................................................
Commonwealth Bank of Australia                     1,899,448             31,130
 ................................................................................
Lend Lease                                         1,113,888             12,816
 ................................................................................
News Corporation                                   2,666,968             19,286
 ................................................................................
Publishing & Broadcasting                          3,902,850             23,146
 ................................................................................
TABCORP Holdings                                   2,378,000             15,073
 ................................................................................
Telstra                                            6,189,693             31,487
 ................................................................................
Telstra, Installment Receipts *                    1,864,000              5,979
 ................................................................................
Westpac Bank                                       4,446,600             28,532
 ................................................................................
                                                                        223,654
                                                                  ..............
Preferred Stocks 0.2%

News                                               2,595,184             17,571
 ................................................................................
                                                                         17,571
                                                                  ..............
Total Australia (Cost $171,942)                                         241,225
                                                                  ..............

BELGIUM 1.2%

Common Stocks 1.2%

Dexia (EUR)                                           78,062             11,438
 ................................................................................
Fortis B (EUR)                                     1,336,805             45,136
 ................................................................................
KBC Bancassurance Holding (EUR)                    1,101,390             56,766
 ................................................................................
Societe Europeenne des Satellites (Class A) (EUR)     57,900              7,232
 ................................................................................
UCB (EUR)                                            234,490              8,744
 ................................................................................
Total Belgium (Cost $63,871)                                            129,316
                                                                  ..............

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------



                                                            Shares        Value
--------------------------------------------------------------------------------
                                                                   In thousands
BRAZIL 1.7%

Common Stocks 1.1%

Pao de Acucar GDR (USD)                                    605,984  $    13,256
 ................................................................................
Telebras ADR (USD)                                       1,233,799       96,082
 ................................................................................
Unibanco GDR (USD)                                         421,960        9,758
 ................................................................................
                                                                        119,096
                                                                   .............
Preferred Stocks 0.6%

Banco Bradesco                                       1,370,562,854        6,705
 ................................................................................
Banco Itau                                             162,870,000        9,345
 ................................................................................
Companhia Energetica de Minas Gerais                   321,753,231        4,582
 ................................................................................
Companhia Energetica de Minas Gerais ADR, Sponsored
Nonvoting (USD)                                            383,727        5,468
 ................................................................................
Pao de Acucar GDR (USD)                                     21,100          462
 ................................................................................
Petrol Brasileiros                                     157,498,189       25,053
 ................................................................................
Telebras ADR (USD)*                                      1,347,239           63
 ................................................................................
Telecomunicacoes de Sao Paulo                           82,884,243        7,792
 ................................................................................
Telecomunicacoes de Sao Paulo Celular (Class B)         98,621,744        5,153
 ................................................................................
                                                                         64,623
                                                                    ............
Total Brazil (Cost $221,039)                                            183,719
                                                                    ............

CANADA 0.3%

Common Stocks 0.3%

Alcan Aluminum                                             432,360       14,173
 ................................................................................
Nortel Networks                                            197,610       12,157
 ................................................................................
Royal Bank of Canada                                       185,920        8,014
 ................................................................................
Total Canada (Cost $24,643)                                              34,344
                                                                    ............

CHILE 0.0%

Common Stocks 0.0%

Chilectra ADR (144a) (USD)                                 306,640        5,366
 ................................................................................
Total Chile (Cost $4,133)                                                 5,366
                                                                    ............

CHINA 0.8%

Common Stocks 0.8%

China Telecom                                           20,069,000       68,589
 ................................................................................
Huaneng Power International ADR (USD)*                   1,077,000       13,058
 ................................................................................
Total China (Cost $68,825)                                               81,647
                                                                    ............
14
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--------------------------------------------------------------------------------



                                                 Shares                   Value
--------------------------------------------------------------------------------
                                                                   In thousands
DENMARK 0.3%

Common Stocks 0.3%

Den Danske Bank                                 118,020              $   13,445
 ................................................................................
Tele Danmark A/S                                276,534                  16,789
 ................................................................................
Unidanmark (Class A)                             90,549                   7,048
 ................................................................................
Total Denmark (Cost $23,431)                                             37,282
                                                                     ...........

FINLAND 1.6%

Common Stocks 1.6%

Nokia (Class A) (EUR)                         1,446,998                 165,612
 ................................................................................
Total Finland (Cost $34,435)                                            165,612
                                                                     ...........

FRANCE 11.0%

Common Stocks 11.0%

Alcatel Alsthom (EUR)                           316,174                  49,386
 ................................................................................
AXA (EUR)                                       571,790                  80,653
 ................................................................................
Banque National de Paris (EUR)                  661,890                  58,133
 ................................................................................
Cap Gemini (EUR)                                210,660                  31,908
 ................................................................................
Carrefour (EUR)                                 681,998                 126,255
 ................................................................................
Cie de St. Gobain (EUR)                         231,048                  40,100
 ................................................................................
Credit Commercial de France (EUR)               146,834                  16,912
 ................................................................................
Danone (EUR)                                     62,915                  16,048
 ................................................................................
Dexia France (EUR)                              131,308                  18,508
 ................................................................................
Hermes (EUR)                                    200,930                  21,980
 ................................................................................
L'Oreal (EUR)                                    34,948                  23,324
 ................................................................................
Lafarge (EUR)                                   131,887                  12,693
 ................................................................................
Legrand (EUR)                                   214,933                  51,433
 ................................................................................
Pinault Printemps Redoute (EUR)                 210,620                  40,165
 ................................................................................
Sanofi Synthelabo (EUR)*                      1,611,386                  71,103
 ................................................................................
Schneider (EUR)                                 807,072                  55,604
 ................................................................................
Societe Generale (EUR)                          185,434                  40,375
 ................................................................................
Sodexho Alliance (EUR)                          371,036                  60,883
 ................................................................................
Television Francaise (EUR)                      231,187                  72,466
 ................................................................................
Total (Class B) (EUR)                         1,190,271                 160,880
 ................................................................................
Vivendi (EUR)                                 1,585,212                 120,137
 ................................................................................
Total France (Cost $713,335)                                          1,168,946
                                                                     ...........
15
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--------------------------------------------------------------------------------



                                                      Shares             Value
--------------------------------------------------------------------------------
                                                                  In thousands
GERMANY 6.1%

Common Stocks 5.8%

Allianz (EUR)                                        161,010       $    48,792
 ................................................................................
Bayer (EUR)                                          857,942            34,942
 ................................................................................
Bayerische Vereinsbank (EUR)                       1,170,117            76,801
 ................................................................................
Celanese (EUR)                                        16,322               258
 ................................................................................
Deutsche Bank (EUR)                                  807,581            57,746
 ................................................................................
Deutsche Telekom (EUR)                             1,038,490            47,899
 ................................................................................
Dresdner Bank (EUR)                                  966,182            49,747
 ................................................................................
Gehe (EUR)                                         1,207,752            41,795
 ................................................................................
Hoechst (EUR) *                                      297,300            13,131
 ................................................................................
Mannesmann (EUR)                                     716,140           112,915
 ................................................................................
Rhoen Klinikum (EUR)                                 431,484            17,473
 ................................................................................
SAP (EUR)                                            118,370            43,964
 ................................................................................
Siemens (EUR)                                        294,612            26,511
 ................................................................................
Veba (EUR)                                           748,706            40,550
 ................................................................................
                                                                       612,524
                                                                   .............
Preferred Stocks 0.3%

Fielmann (EUR)                                        30,426             1,155
 ................................................................................
Fresenius (EUR)                                       43,680             7,627
 ................................................................................
SAP (EUR)                                             62,529            27,624
 ................................................................................
                                                                        36,406
                                                                   .............
Total Germany (Cost $460,380)                                          648,930
                                                                   .............
HONG KONG 1.9%

Common Stocks 1.9%

Cheung Kong Holdings                               2,774,000            25,264
 ................................................................................
CLP Holdings                                       5,112,000            23,492
 ................................................................................
Dao Heng Bank Group                                1,659,000             7,539
 ................................................................................
Henderson Land Development                         4,474,000            20,330
 ................................................................................
Hong Kong Telecommunications                       9,240,000            21,112
 ................................................................................
Hutchison Whampoa                                  6,256,000            62,814
 ................................................................................
New World Development                              4,006,000             7,580
 ................................................................................
Pacific Century                                   12,103,000             9,192
 ................................................................................
Sun Hung Kai Properties                            2,384,000            19,333
 ................................................................................
Total Hong Kong (Cost $167,474)                                        196,656
                                                                   .............
16
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--------------------------------------------------------------------------------



                                                         Shares          Value
--------------------------------------------------------------------------------
                                                                  In thousands

INDIA 0.5%

Common Stocks 0.5%

ICICI ADR (USD)*                                      1,375,847     $   15,134
 ................................................................................
Mahanagar Telephone                                   4,891,000         19,312
 ................................................................................
Mahanagar Telephone GDR (USD)*                          649,000          5,403
 ................................................................................
State Bank of India GDR (USD)                         1,042,500         13,839
 ................................................................................
Total India (Cost $58,655)                                              53,688
                                                                    ............


IRELAND 0.1%

Common Stocks 0.1%

CBT Group ADR (USD)*                                    744,111         15,347
 ................................................................................
Total Ireland (Cost $22,092)                                            15,347
                                                                    ............

ITALY 4.5%

Common Stocks 4.5%

Assicurazioni Generali (EUR)                          1,049,652         33,674
 ................................................................................
Banca di Roma (EUR)                                   5,936,000          7,992
 ................................................................................
Banca Popolare di Brescia (EUR)                       1,124,000         47,587
 ................................................................................
Unicredito Italiano (EUR)                             7,821,666         36,611
 ................................................................................
ENI (EUR)                                             9,593,855         56,108
 ................................................................................
Gucci Group (USD)                                       341,254         27,556
 ................................................................................
Istituto Nazionale delle Assicurazioni (EUR)          9,353,000         28,382
 ................................................................................
Italgas (EUR)                                         1,676,093          6,929
 ................................................................................
Mediolanum (EUR)                                      2,983,325         24,257
 ................................................................................
Sanpaolo IMI (EUR)                                    2,803,884         36,335
 ................................................................................
Tecnost (EUR)                                         5,484,000         10,556
 ................................................................................
Telecom Italia (EUR)                                  6,369,445         55,005
 ................................................................................
Telecom Italia Mobile (EUR)                          16,425,182        102,624
 ................................................................................
Total Italy (Cost $346,048)                                            473,616
                                                                    ............

JAPAN 21.6%

Common Stocks 21.6%

Bridgestone                                             702,000         19,322
 ................................................................................
Canon                                                 3,431,000         97,070
 ................................................................................
Citizen Watch                                         1,033,000          7,301
 ................................................................................

17
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--------------------------------------------------------------------------------



                                                    Shares                Value
--------------------------------------------------------------------------------
                                                                   In thousands

Daiichi Pharmaceutical                           1,027,000       $       14,725
 ................................................................................
Daiwa House                                      2,162,000               19,781
 ................................................................................
DDI                                                  4,195               45,865
 ................................................................................
Denso                                            2,763,000               59,092
 ................................................................................
East Japan Railway                                   4,804               29,440
 ................................................................................
Fanuc                                              494,600               38,422
 ................................................................................
Fujitsu                                          2,822,000               84,982
 ................................................................................
Hitachi                                          3,222,000               34,825
 ................................................................................
Honda Motor                                        209,000                8,819
 ................................................................................
Ito-Yokado                                         553,000               44,232
 ................................................................................
Kao                                              1,875,000               57,183
 ................................................................................
Kokuyo                                           1,058,000               19,208
 ................................................................................
Komori                                             908,000               19,724
 ................................................................................
Kuraray                                          2,455,000               32,963
 ................................................................................
Kyocera                                            957,000               91,781
 ................................................................................
Makita                                           1,403,000               13,469
 ................................................................................
Marui                                            2,649,000               50,048
 ................................................................................
Matsushita Electric Industrial                   4,038,000               85,004
 ................................................................................
Mitsubishi                                       2,572,000               18,500
 ................................................................................
Mitsubishi Heavy Industries                     11,026,000               43,250
 ................................................................................
Mitsui Fudosan                                   5,548,000               41,449
 ................................................................................
Murata Manufacturing                             1,215,000              156,143
 ................................................................................
NEC                                              6,019,000              121,800
 ................................................................................
Nippon Telegraph & Telephone                         9,017              138,364
 ................................................................................
Nomura Securities                                3,983,000               65,740
 ................................................................................
NTT Mobile Communications Network                    4,202              111,629
 ................................................................................
Sankyo                                           2,759,000               78,587
 ................................................................................
Sekisui Chemical                                 3,428,000               16,866
 ................................................................................
Sekisui House                                    2,104,000               22,781
 ................................................................................
Seven-Eleven Japan                                 342,000               31,324
 ................................................................................
Shin-Etsu Chemical                               1,047,000               43,177
 ................................................................................
Shiseido                                         1,266,000               19,305
 ................................................................................
Softbank                                             8,900                3,696
 ................................................................................
Sony                                               907,600              141,532
 ................................................................................
Sumitomo                                         4,060,000               29,670
 ................................................................................
Sumitomo Bank                                    2,890,000               46,508
 ................................................................................
Sumitomo Electric Industries                     4,180,000               56,164
 ................................................................................

18

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--------------------------------------------------------------------------------



                                                           Shares          Value
--------------------------------------------------------------------------------
                                                                    In thousands

TDK                                                        807,000  $     79,021
 ................................................................................
Tokio Marine & Fire Insurance                            1,060,000        13,876
 ................................................................................
Tokyo Electronics                                          240,000        19,933
 ................................................................................
Toppan Printing                                          1,921,000        23,563
 ................................................................................
Toshiba                                                  6,985,000        43,945
 ................................................................................
Uny                                                      1,111,000        14,384
 ................................................................................
Yamanouchi Pharmaceutical                                  888,000        40,282
 ................................................................................
Total Japan (Cost $1,714,744)                                          2,294,745
                                                                    ............

MEXICO 1.5%

Common Stocks 1.5%
Cemex ADR, Participating Certificates
  (Represents 2 Class A and 1 Class B shares) (USD) *      393,785         8,860
 ................................................................................
Cemex (Represents 2 Class A and 1 Class B shares) *      1,534,044         6,942
 ................................................................................
Femsa UBD (Represents 1 Class B and 4 Series D shares)   4,291,360        13,930
 ................................................................................
Gruma (Class B) *                                        2,317,467         3,028
 ................................................................................
Gruma ADR (USD) *                                          557,687         2,928
 ................................................................................
Grupo Industrial Maseca (Class B)                        6,373,007         3,183
 ................................................................................
Grupo Modelo (Class C)                                   4,672,264        11,423
 ................................................................................
Grupo Televisa GDR (USD) *                                 516,966        21,971
 ................................................................................
Kimberly-Clark de Mexico (Class A)                       3,617,309        11,591
 ................................................................................
Telefonos de Mexico (Class L) ADR (USD) *                  915,222        78,251
 ................................................................................
TV Azteca ADR (USD)                                        571,700         2,323
 ................................................................................
Total Mexico (Cost $159,139)                                             164,430
                                                                    ............

NETHERLANDS 8.3%

Common Stocks 8.3%
KPN (EUR)                                                  236,387        12,131
 ................................................................................
ABN Amro (EUR)                                           1,909,238        46,169
 ................................................................................
Akzo Nobel (EUR)                                           188,266         8,107
 ................................................................................
ASM Lithography (EUR) *                                  1,145,740        80,865
 ................................................................................
CSM (EUR)                                                  726,719        33,519
 ................................................................................
Elsevier (EUR)                                           2,767,262        26,284
 ................................................................................
Equant (EUR)                                               189,540        18,442
 ................................................................................
Fortis NI (EUR)                                          1,879,554        64,707
 ................................................................................
ING Groep (EUR)                                          2,502,060       147,591
 ................................................................................
Philips Electronics (EUR)                                  853,555        87,537
 ................................................................................

19
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T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------



                                                           Shares          Value
--------------------------------------------------------------------------------
                                                                    In thousands

Royal Dutch Petroleum (EUR)                              1,189,582  $     71,109
 ................................................................................
STMicroelectronics (EUR) *                                 749,007        65,785
 ................................................................................
TNT Post Groep (EUR)                                       228,317         5,812
 ................................................................................
Unilever (EUR)                                             467,772        30,998
 ................................................................................
UPC Comminications (EUR)                                   151,315        11,635
 ................................................................................
VNU (EUR)                                                  756,900        25,596
 ................................................................................
Wolters Kluwer (EUR)                                     4,294,648       143,515
 ................................................................................
Total Netherlands (Cost $573,812)                                        879,802
                                                                    ............

NEW ZEALAND 0.2%

Common Stocks 0.2%
Telecom Corporation of New Zealand                       5,703,628        22,956
 ................................................................................
Total New Zealand (Cost $24,832)                                          22,956
                                                                    ............

NORWAY 0.6%

Common Stocks 0.6%
Norsk Hydro                                                310,146        12,369
 ................................................................................
Orkla (Class A)                                          3,087,234        43,072
 ................................................................................
Orkla Asa                                                3,087,234         5,802
 ................................................................................
Total Norway (Cost $50,117)                                               61,243
                                                                    ............

PORTUGAL 0.4%

Common Stocks 0.4%
Jeronimo Martins (EUR)                                   1,576,603        44,013
 ................................................................................
Total Portugal (Cost $18,769)                                             44,013
                                                                    ............

SINGAPORE 0.7%

Common Stocks 0.7%
Singapore Press                                          1,196,627        20,504
 ................................................................................
Singapore Telecommunications                             4,203,000         7,985
 ................................................................................
United Overseas Bank                                     5,747,000        43,535
 ................................................................................
Total Singapore (Cost $66,460)                                            72,024
                                                                    ............
20
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--------------------------------------------------------------------------------



                                                           Shares          Value
--------------------------------------------------------------------------------
                                                                    In thousands

SOUTH KOREA 0.6%

Common Stocks 0.6%
Korea Telecom (USD) *                                      611,000  $     21,538
 ................................................................................
Samsung Electronics                                        276,037        46,025
 ................................................................................
Total South Korea (Cost $44,212)                                          67,563
                                                                    ............

SPAIN 2.9%

Common Stocks 2.9%
Argentaria Banca de Espana (EUR)                           953,216        21,156
 ................................................................................
Banco Bilbao Vizcaya (EUR)                               1,051,340        14,133
 ................................................................................
Banco Popular Espanol (EUR)                                175,840        11,837
 ................................................................................
Banco Central Hispanoamericano (EUR)                     4,426,148        45,951
 ................................................................................
Empresa Nacional de Electricidad (EUR)                   1,511,160        30,248
 ................................................................................
Gas Natural (EUR)                                          802,203        17,551
 ................................................................................
Iberdrola (EUR)                                          2,479,149        36,143
 ................................................................................
Repsol (EUR)                                             1,521,502        31,368
 ................................................................................
Telefonica (EUR)                                         5,917,352        97,346
 ................................................................................
Total Spain (Cost $177,800)                                              305,733
                                                                    ............

SWEDEN 3.7%

Common Stocks 3.7%
ABB (Class A) *                                            251,507        25,047
 ................................................................................
AstraZeneca Group                                        2,181,620        98,549
 ................................................................................
Atlas Copco (Class B)                                      598,658        15,578
 ................................................................................
Electrolux (Class B)                                     2,768,355        55,205
 ................................................................................
Ericsson Telephone                                         333,980        13,889
 ................................................................................
Esselte (Class B)                                          299,610         2,004
 ................................................................................
Hennes & Mauritz (Class B)                               3,772,590       100,232
 ................................................................................
Nordbanken Holding                                       7,762,634        45,307
 ................................................................................
Sandvik (Class B)                                          838,220        21,710
 ................................................................................
Securitas (Class B)                                        734,408        10,895
 ................................................................................
Total Sweden (Cost $241,118)                                             388,416
                                                                    ............
21
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--------------------------------------------------------------------------------



                                                           Shares          Value
--------------------------------------------------------------------------------
                                                                    In thousands

SWITZERLAND 6.3%

Common Stocks 6.3%
ABB *                                                      429,984  $     43,300
 ................................................................................
Adecco                                                     163,352        99,021
 ................................................................................
Credit Suisse Group                                        228,915        44,002
 ................................................................................
Nestle                                                      82,766       159,635
 ................................................................................
Novartis                                                    78,569       117,521
 ................................................................................
Roche Holdings                                               8,226        98,757
 ................................................................................
Swisscom                                                    43,996        13,407
 ................................................................................
UBS                                                        322,935        93,959
 ................................................................................
Total Switzerland (Cost $430,613)                                        669,602
                                                                    ............

TAIWAN 0.5%

Common Stocks 0.5%
Hon Hai Precison Technology (USD)                        1,152,084        18,692
 ................................................................................
Taiwan Semiconductor Manufacturing *                     6,908,630        30,710
 ................................................................................
Total Taiwan (Cost $42,958)                                               49,402
                                                                    ............

UNITED KINGDOM 17.1%

Common Stocks 17.1%
Abbey National                                           2,777,700        54,224
 ................................................................................
BG                                                       3,123,270        17,347
 ................................................................................
BP Amoco                                                 5,229,000        50,823
 ................................................................................
Cable & Wireless                                         6,230,050        72,991
 ................................................................................
Cadbury Schweppes                                       10,947,586        71,956
 ................................................................................
Caradon                                                  6,396,438        15,188
 ................................................................................
Centrica                                                 2,965,536         8,503
 ................................................................................
Compass Group                                            8,297,000        88,619
 ................................................................................
David S. Smith                                           3,380,120        10,497
 ................................................................................
Diageo                                                  11,323,305       113,816
 ................................................................................
Electrocomponents                                        2,251,000        20,159
 ................................................................................
GKN                                                        779,000        12,532
 ................................................................................
Glaxo Wellcome                                           4,818,710       142,209
 ................................................................................
Hays                                                       912,000        10,460
 ................................................................................
HSBC Holdings (HKD)                                      2,582,800        31,086
 ................................................................................
John Laing (Class A)                                     1,373,000         6,498
 ................................................................................

22
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--------------------------------------------------------------------------------



                                                           Shares          Value
--------------------------------------------------------------------------------
                                                                    In thousands

Kingfisher                                              11,114,466  $    113,598
 ................................................................................
Hilton Group                                             4,402,940        13,602
 ................................................................................
National Westminster Bank                               11,249,780       254,177
 ................................................................................
Rank Group                                               2,471,825         7,697
 ................................................................................
Reed International                                      14,103,175        82,732
 ................................................................................
Rio Tinto                                                3,280,900        56,068
 ................................................................................
Safeway                                                  2,835,960         8,901
 ................................................................................
Shell Transport & Trading                               21,359,000       163,552
 ................................................................................
SmithKline Beecham                                      12,364,280       159,082
 ................................................................................
Tesco                                                   16,435,185        48,746
 ................................................................................
Tomkins                                                 11,022,954        37,313
 ................................................................................
Unilever                                                 6,235,047        57,807
 ................................................................................
United News & Media                                      4,228,430        40,716
 ................................................................................
Vodafone Airtouch                                       10,122,500        47,322
 ................................................................................
Total United Kingdom (Cost $1,193,406)                                 1,818,221
                                                                    ............

SHORT-TERM INVESTMENTS 2.3%

Money Market Funds 2.3%
Reserve Investment Fund, 5.51% # +                     243,167,252       243,167
 ................................................................................
Total Short-Term Investments (Cost $243,167)                             243,167
                                                                    ............
23
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--------------------------------------------------------------------------------



                                                                           Value
--------------------------------------------------------------------------------
                                                                    In thousands

Total Investments in Securities
99.3% of Net Assets (Cost $7,389,044)                               $ 10,545,577


Other Assets Less Liabilities                                             69,761
                                                                    ............
NET ASSETS                                                          $ 10,615,338
                                                                    ------------




   * Non-income producing
   + Affiliated company
   # Seven-day yield
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 0.05% of net assets.
 ADR American depository receipt
 EUR Euro
 GDR Global depository receipt
 USD U.S. dollar


The accompanying notes are an integral part of these financial statements.

24
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--------------------------------------------------------------------------------
                                                                October 31, 1999


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands
  Assets
  Investments in securities, at value
    Affiliated companies (cost $243,167)                            $    243,167
    Other companies (cost $7,145,877)                                 10,302,410
                                                                    ............
    Total investments in securities                                   10,545,577
  Securities lending collateral                                        1,272,874
  Other assets                                                           199,972
                                                                    ............
  Total assets                                                        12,018,423
                                                                    ............

  Liabilities
  Obligation to return securities lending collateral                   1,272,874
  Other liabilities                                                      130,211
                                                                    ............
  Total liabilities                                                    1,403,085
                                                                    ............

  NET ASSETS                                                        $ 10,615,338
                                                                    ------------

  Net Assets Consist of:
  Accumulated net investment income - net of distributions          $     79,588
  Accumulated net realized gain/loss - net of distributions              538,063
  Net unrealized gain (loss)                                           3,155,909
  Paid-in-capital applicable to 635,463,915 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares
  of the Corporation authorized                                        6,841,778
                                                                    ............

  NET ASSETS                                                        $ 10,615,338
                                                                    ------------

  NET ASSET VALUE PER SHARE                                         $      16.70
                                                                    ------------


The accompanying notes are an integral part of these financial statements.

25
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--------------------------------------------------------------------------------



-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands
                                                                           Year
                                                                          Ended
                                                                       10/31/99

  Investment Income

  Income
    Dividend (net of foreign taxes of $22,384)                      $   173,933
    Interest (including $9,939 from affiliated companies)                17,724
                                                                    ............
    Total income                                                        191,657
                                                                    ............

  Expenses
    Investment management                                                67,463
    Shareholder servicing                                                14,269
    Custody and accounting                                                2,990
    Prospectus and shareholder reports                                      817
    Legal and audit                                                         115
    Registration                                                             42
    Directors                                                                15
    Miscellaneous                                                            65
                                                                    ............
    Total expenses                                                       85,776
    Expenses paid indirectly                                                 (5)
                                                                    ............
    Net expenses                                                         85,771
                                                                    ............
  Net investment income                                                 105,886
                                                                    ............

  Realized and Unrealized Gain (Loss)

  Net realized gain (loss)
    Securities                                                          596,113
    Foreign currency transactions                                        (6,300)
                                                                    ............
    Net realized gain (loss)                                            589,813
                                                                    ............
  Change in net unrealized gain or loss
    Securities                                                        1,202,918
    Other assets and liabilities
    denominated in foreign currencies                                    (1,508)
                                                                    ............
    Change in net unrealized gain or loss                             1,201,410
                                                                    ............
  Net realized and unrealized gain (loss)                             1,791,223
                                                                    ............

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                            $ 1,897,109
                                                                    ------------



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------


----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                                    Year
                                                                   Ended
                                                                10/31/99     10/31/98

  Increase (Decrease) in Net Assets

  Operations
    Net investment income                                   $   105,886   $   151,187
    Net realized gain (loss)                                    589,813       187,607
    Change in net unrealized gain or loss                     1,201,410       380,637
                                                            ...........................
    Increase (decrease) in net assets from operations         1,897,109       719,431
                                                            ...........................
  Distributions to shareholders
    Net investment income                                      (144,745)     (138,108)
    Net realized gain                                          (230,270)     (379,734)
                                                            ...........................
    Decrease in net assets from distributions                  (375,015)     (517,842)
                                                            ...........................
  Capital share transactions *
    Shares sold                                               2,598,320     2,424,698
    Distributions reinvested                                    351,615       485,438
    Shares redeemed                                          (3,393,820)   (3,579,766)
                                                            ...........................
    Increase (decrease) in net assets from capital
    share transactions                                         (443,885)     (669,630)
                                                            ...........................

  Net Assets

  Increase (decrease) during period                           1,078,209      (468,041)
  Beginning of period                                         9,537,129    10,005,170
                                                            ...........................
  End of period                                             $10,615,338   $ 9,537,129
                                                            ---------------------------
* Share information
    Shares sold                                                 168,506       167,589
    Distributions reinvested                                     24,520        36,308
    Shares redeemed                                            (220,433)     (248,730)
                                                            ...........................
    Increase (decrease) in shares outstanding                   (27,407)      (44,833)


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------
                                                                October 31, 1999


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

   T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on May 9, 1980.

   The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

   Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

   Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

   For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

   Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

   Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

   Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period.
   Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------


Other Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian, which are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At October 31, 1999, the value of loaned securities was $1,260,676,000; aggregate collateral consisted of $1,272,874,000 in the securities lending collateral pool and U.S. government securities valued at $34,114,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,728,114,000 and $2,468,125,000, respectively, for the year ended October 31, 1999.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------


In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 1999. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.
--------------------------------------------------------------------------------

Undistributed net investment income                                $(26,521,000)
Undistributed net realized gain                                      26,521,000

At October 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $7,389,044,000. Net unrealized gain aggregated $3,156,533,000 at period-end, of which $3,540,149,000 related to appreciated investments and $383,616,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $5,885,000 was payable at October 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At October 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services,

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------


Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $9,627,000 for the year ended October 31, 1999, of which $951,000 was payable at period-end.

Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund and Spectrum Growth Fund held approximately 6.7% of the outstanding shares of the fund at October 31, 1999. For the year then ended, the fund was allocated $1,571,000 of Spectrum expenses, $181,000 of which was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 1999, totaled $9,939,000 and are reflected as interest income in the accompanying Statement of Operations.

During the year ended October 31, 1999, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $155,316,000 with certain affiliates of the manager and paid commissions of $274,000 related thereto.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------


---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of International Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Baltimore, Maryland
November 17, 1999

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------


-----------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/99
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

 .  $59,212,000 from short-term capital gains,

 . $171,058,000 from long-term capital gains, subject to the 20% rate gains category.

The fund will pass through foreign source income of $102,742,000 and foreign taxes paid of $17,562,000.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person Available in T. Rowe Price Investor Centers.


ACCOUNT SERVICES

Checking Available on most fixed income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


INVESTMENT INFORMATION

Combined Statement Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a September 1999 survey for representative-assisted stock trades.
   Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS
 ................................................................................

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
 ................................................................................

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS+
 ................................................................................

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
 ................................................................................

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
 ................................................................................

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

*  Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. ROWE PRICE RETIREMENT PLANS AND RESOURCES
--------------------------------------------------------------------------------


RETIREMENT PLANS AND RESOURCES

We recognize that saving for retirement is the number one investment goal for most Americans. We can help you meet your retirement needs, whether you are starting an IRA or designing a retirement program for your employees. T. Rowe Price offers an assortment of retirement plans for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We provide recordkeeping, communications, and investment management services, as well as a variety of educational materials, self-help planning guides, and software tools to help you choose and implement a retirement plan appropriate for you. For information or to request literature, call us at 1-800-638-5660.

IRAs AND QUALIFIED PLANS
 ................................................................................

Traditional IRA
Roth IRA
Rollover IRA
SEP-IRA
SIMPLE IRA
Profit Sharing
Money Purchase Pension
"Paired" Plans (Money Purchase Pension and Profit Sharing Plans)
401(k)
403(b)
457 Deferred Compensation

RETIREMENT RESOURCES AT T. ROWE PRICE
 ................................................................................

Planning and Informational Guides

Minimum Required Distributions Guide
Retirement Planning Kit
Retirees Financial Guide
Tax Considerations for Investors

Investment Kits

The IRA Investing Kit
Roth IRA Conversion Kit
Rollover IRA Kit
The T. Rowe Price SIMPLE IRA Plan Kit
The T. Rowe Price SEP-IRA Plan
The Simplified Keogh Plan(R) From T. Rowe Price
The T. Rowe Price 401(k) Century Plan(R) (for small businesses)
Money Purchase Pension/Profit Sharing Plan Kit
Investing for Retirement in Your 403(b) Account
The T. Rowe Price No-Load Variable Annuity Information Kit

Insights Reports

The Challenge of Preparing for Retirement
Financial Planning After Retirement
The Roth IRA: A Review

Software Packages

T. Rowe Price Retirement Planning
Analyzer(TM) CD-ROM or diskette
$19.95. To order, please call
1-800-541-5760. Also available
on the Internet for $9.95.

T. Rowe Price Variable Annuity

Analyzer(TM) CD-ROM or diskette, free.
To order, please call 1-800-469-5304.

Many of these resources are also available for viewing or ordering on the Internet at www.troweprice.com.

T. ROWE PRICE INSIGHTS REPORTS
--------------------------------------------------------------------------------


THE FUNDAMENTALS OF INVESTING

Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660.

INSIGHTS REPORTS
 ................................................................................

General Information

The ABCs of Y2K
The ABCs of Giving
Back to Basics: The ABCs of Investing
The Challenge of Preparing for Retirement
Financial Planning After Retirement
Getting Started: Investing With Mutual Funds
The Roth IRA: A Review
Tax Information for Mutual Fund Investors

Investment Strategies

Conservative Stock Investing
Dollar Cost Averaging
Equity Index Investing
Growth Stock Investing
Investing for Higher Yield
Managing Risk Through Diversification
The Power of Compounding
Value Investing

Types of Securities

The Basics of International Stock Investing
The Basics of Tax-Free Investing
The Fundamentals of Fixed Income Investing
Global Bond Investing
Investing in Common Stocks
Investing in Emerging Growth Stocks
Investing in Financial Services Stocks
Investing in Health Care Stocks
Investing in High-Yield Municipal Bonds
Investing in Money Market Securities
Investing in Mortgage-Backed Securities
Investing in Natural Resource Stocks
Investing in Science and Technology Stocks
Investing in Small-Company Stocks
Understanding Derivatives
Understanding High-Yield "Junk" Bonds

Brokerage Insights

Combining Individual Securities With Mutual Funds
Getting Started: An Introduction to Individual Securities
What You Should Know About Bonds
What You Should Know About Margin and Short-Selling
What You Should Know About Options
What You Should Know About Stocks

T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square



[LOGO OF T. ROWE PRICE]

T. Rowe Price Investment Services, Inc., Distributor.          F37-050  10/31/99